UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits

EXIHIBIT INDEX
SIGNATURES

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 20, 2014, the Board of Directors (the “Board”) of Orion Marine Group, Inc. (the “Company”) adopted a resolution to increase the size of the Board to six members and elected Mark R. Stauffer, President of the Company, to serve as a Class I director effective January 1, 2015. Mr. Stauffer’s term will expire at the 2015 annual meeting of the stockholders. In conjunction with its annual director nomination process, the Nominating and Governance Committee will consider proposing Mr. Stauffer for re-election by the stockholders at the 2015 annual meeting to serve the remaining two years of the Class I term.

With Mr. Stauffer’s election, the Board will consist of two Class I members (Mr. Stauffer with a term expiring in 2015 and Mr. Amonett with a term expiring in 2017), two Class II members with terms expiring in 2015, and two Class III members with terms expiring in 2016.

Mr. Stauffer was elected President of the Company in February 2014 and will succeed J. Michael Pearson as Chief Executive Officer effective January 1, 2015. He joined the Company in 1999 as Vice President and Chief Financial Officer, and was elected Executive Vice President and Chief Financial Officer in 2007. He also served as the Company’s Corporate Secretary from 2004 until August 31, 2007. Mr. Stauffer had assumed increasing responsibilities for operational oversight and in 2011 he was elected President of the Company’s operating subsidiaries. Prior to joining the Company, Mr. Stauffer served in various capacities at Coastal Towing, Inc. from 1986 to 1999, including Vice President and Chief Financial Officer. Mr. Stauffer has 28 years of experience in the marine industry, is a Certified Public Accountant and was designated a Governance Fellow by The National Association of Corporate Directors.

As an employee of the Company, Mr. Stauffer will receive no additional compensation for his service on the Board nor will he serve on any of the Board’s three standing committees.

A copy of the Company’s press release announcing the election of Mr. Stauffer is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release dated November 26, 2014 announcing the election of Mark R. Stauffer to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: November 26, 2014	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer